UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-22652
                                                    -----------

                      First Trust Variable Insurance Trust
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               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
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              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: December 31
                                              -------------

                  Date of reporting period: December 31, 2013
                                                    ----------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                      FIRST TRUST VARIABLE INSURANCE TRUST
                                 ANNUAL REPORT
                      FOR THE YEAR ENDED DECEMBER 31, 2013

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TABLE OF CONTENTS
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                      FIRST TRUST VARIABLE INSURANCE TRUST
                                 ANNUAL REPORT
                               DECEMBER 31, 2013

Shareholder Letter...........................................................  1
Market Overview..............................................................  2
Performance Summary and Portfolio Components.................................  4
Understanding Your Fund Expenses.............................................  8
Portfolio of Investments.....................................................  9
Statement of Assets and Liabilities.......................................... 20
Statement of Operations...................................................... 21
Statements of Changes in Net Assets.......................................... 22
Financial Highlights......................................................... 23
Notes to Financial Statements................................................ 24
Report of Independent Registered Public Accounting Firm ..................... 31
Additional Information....................................................... 32
Board of Trustees and Officers .............................................. 34
Privacy Policy .............................................................. 36



                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of the First Trust Variable Insurance Trust (the "Trust") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the First Trust/Dow Jones Dividend & Income Allocation Portfolio (the "Fund"), the sole series of the Trust, will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns and net asset value will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of First Trust are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

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SHAREHOLDER LETTER
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                      FIRST TRUST VARIABLE INSURANCE TRUST
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               DECEMBER 31, 2013


Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust Variable Insurance Trust (the "Trust").

As a shareholder, twice a year you receive a detailed report about your investment, including a market overview and a performance analysis. Additionally, First Trust Advisors L.P. ("First Trust") compiles the Trust's financial statements for you to review. These reports are intended to keep you up-to-date on your investment, and I encourage you to read this document and discuss it with your financial advisor.

As you are probably aware, the twelve months covered by this report saw both challenging economic and political issues in the U.S. However, the period was still positive for the markets. In fact, the S&P 500 Index, as measured on a total return basis, rose 32.39% during the twelve months ended December 31, 2013. Of course, past performance can never be an indicator of future performance, but First Trust believes that staying invested in quality products through up and down markets and having a long-term horizon can help investors as they work toward their financial goals.

First Trust continues to offer a variety of products that we believe could fit the financial plans for many investors seeking long-term investment success. Your financial advisor can tell you about the other investments First Trust offers that might fit your financial goals. We encourage you to discuss those goals with your financial advisor regularly so that he or she can help keep you on track and help you choose investments that match your goals.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

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MARKET OVERVIEW
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                      FIRST TRUST VARIABLE INSURANCE TRUST
                                 ANNUAL REPORT
                               DECEMBER 31, 2013

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 23 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC and WBBM Radio and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE ECONOMY/INVESTING

Various surveys of leading economists have shown that expectations for U.S. GDP growth in 2014 target a growth rate of around 2.8%, up from 2.1% over the past four quarters through Q3'13. As of the close of 2013, the U.S. economic recovery turned 54 months old, or 4.5 years. The U.S. economy is the largest worldwide, with China and Japan a distant second and third. The U.S. economy, as measured by real GDP, stood at an annualized $15.84 trillion in Q3'13, according to the Bureau of Economic Analysis. The U.S. economy is still the most important contributor to the global growth story, as we witnessed in 2008 during the financial crisis. The recession that ensued clearly influenced economic activity worldwide. It negatively impacted Europe and was particularly tough on emerging market economies, which had been thriving prior to the subprime mortgage meltdown. The U.S. was one of the bright spots worldwide in 2013, and is poised to improve in 2014, in our opinion.

At the close of the bull market that ran from October 9, 2002 through October 9, 2007, the U.S. stock market represented 31.07% of total world market capitalization, according to Bespoke Investment Group. It stood at 32.21% on December 31, 2012. U.S. equities performed so well, on a relative basis, in 2013 that U.S. world market capitalization closed Q4 at approximately 36.00%. Investors poured a combined $72.5 billion (net) into U.S. Equity and Sector funds in 2013, compared to net outflows totaling $106.1 billion in 2012, according to Morningstar.

EQUITIES

For the second year in a row, all of the major U.S. stock indices posted double-digit returns in 2013. The Dow Jones U.S. Total Market Index posted a total return of 33.47%, according to Bloomberg. Net cash inflows into the U.S. Equity Income-Mixed Fund category, which includes open-end funds, closed-end funds and ETFs, totaled $11.2 billion in 2013, up from $9.1 billion in 2012, according to Strategic Insight.

The S&P Dow Jones Indices, which track approximately 10,000 U.S. traded stocks, announced that total stock dividend distributions (excludes special and extra one-time dividend payments) increased by a net $12.7 billion (year-over-year) in Q4'13, up 51.2% from the $8.4 billion increase in Q4'12. Dividends increased $56.7 billion in 2013, up more than 10% (year-over-year). In Q4'13, 885 companies increased their dividend payouts, down 30% from the tax-incentivized (tax rates on top marginal tax bracket were set to rise beginning in 2013) 1,266 increases in Q4'12, but up 36.4% from the 649 increases in Q4'11. The number of companies decreasing their dividend payouts fell from 154 in Q4'12 to 51 in Q4'13. In 2013, there were 2,895 dividend increases, up from 2,887 in 2012, and 299 decreases/suspensions, up from 275. The dividend payout rate, which has historically averaged 52%, stood at 36% in Q4'13.

BONDS

The 127 basis point rise in the yield on the 10-year Treasury note, which stood at 3.03% on December 31, 2013, negatively impacted the returns on investment-grade debt in 2013. The total return posted by the Barclays Intermediate Corporate Index was 0.08%. The index began 2013 yielding 2.04%. Despite the rise in interest rates and dip in performance, companies carrying investment-grade ratings issued a record $1.11 trillion of debt in 2013, according to The Wall Street Journal.

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MARKET OVERVIEW (CONTINUED)
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                      FIRST TRUST VARIABLE INSURANCE TRUST
                                 ANNUAL REPORT
                               DECEMBER 31, 2013

Demand remained strong, in part, because the economy is strengthening and corporate debt is more attractive than Treasuries in the current climate, in our opinion. The Barclays U.S. Treasury: Intermediate Index posted a total return of -1.34% in 2013.

Fund cash flows, including open-end funds, closed-end funds and ETFs, were vastly different based on the maturity ranges of investment-grade corporate bond categories. Short maturity corporate bond funds reported net cash inflows totaling $46.4 billion in 2013, according to Strategic Insight. Investors were able to shorten their durations with the knowledge that the Fed was committed to keeping short-term lending rates artificially low. Intermediate maturity corporate bond funds, on the other hand, reported net outflows totaling $52.7 billion. Intermediate corporate bond funds shared the same part of the yield curve as the 10-year Treasury note.

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PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                                 ANNUAL REPORT
                         DECEMBER 31, 2013 (UNAUDITED)

For the year ended December 31, 2013, the First Trust/Dow Jones Dividend & Income Allocation Portfolio (the "Fund") returned 12.75% versus 14.90% for the combined benchmark: 50% Russell 3000(R) Index and 50% Barclays U.S. Corporate Investment-Grade Index.

EQUITY INCOME COMMENTARY

In 2013, equity markets continued to soar on the strength of corporate profits and improved economic data. Equity markets ended 2013 at all-time highs despite Washington headwinds throughout the year that started with a payroll tax hike and the effects of sequestration and ended with a near military strike in Syria, a government shutdown and continued talk of tapering of the Federal Reserve's quantitative easing program. For the 1st quarter, the S&P 500(R) Index was up 10.61%, while an uncertain economic outlook in China (5.3% return, as measured by the Shanghai Composite Index) and continued Eurozone woes (5.9% return, as measured by the Stoxx Europe 600 Index) limited many international equity market returns. After a strong rally to start the 2nd quarter, U.S. equity markets experienced a 5% correction after Federal Reserve Chairman Ben Bernanke said that the central bank might "moderate" its pace of bond purchases later in the year if the economy continued to improve. The 3rd quarter was rife with strong corporate earnings and continued strength in employment/manufacturing data, all of which pushed equity markets higher and pointed to a stronger U.S. economy. The Federal Government started the 4th quarter with a shutdown that sent equities lower until a debt deal was reached in mid-October. In November and December, equity markets continued to rally on strong job reports and corporate profits, a slower than expected taper plan from the Fed and the passing of the first U.S. Federal Budget in a split legislature in over 20 years. All told, the S&P 500(R) Index was up 32.39% for 2013, its strongest year since 1997.

The equity portion of the Fund has a quarterly rebalance in January, April, July and October. The Fund's objective is to seek to provide total return by allocating among dividend-paying stocks and investment-grade bonds. To accomplish this objective for the equity portion of the portfolio, the selection process is focused on dividend strength, capital strength and price stability. This process resulted in over-weight positions in Financials, Consumer Staples, Consumer Discretionary and Materials stocks, while Energy, Information Technology and Telecommunication Services were underweight.

Of the ten Global Industry Classification Standard sectors, six had positive total attribution effect (allocation effect combined with selection effect) and four had negative total attribution effect. Three sectors had positive selection effect: Information Technology, Materials and Utilities. Six sectors had negative selection effect: Financials, Healthcare, Consumer Discretionary, Industrials, Energy and Consumer Staples. The Fund had no allocation to the Telecommunication Services sector, so that sector had no selection effect. Overall, the equity portfolio benefited from a positive allocation effect; however, it underperformed because of a negative selection effect.

The Information Technology sector was the largest overall contributor to relative performance. The Fund was underweight this below-average performing sector in the Russell 3000(R) Index, which led to a positive allocation effect. The Fund's relative performance for the sector was helped by the selection of CA, Inc., Jack Henry & Associates, Inc. and Broadridge Financial Solutions, Inc.

The Financials sector was the largest detractor from relative performance. The Fund was overweight the fourth best-performing sector in the Russell 3000(R) Index, which led to a positive allocation effect. However, a negative selection effect led to negative overall relative performance for the sector. The Fund's relative performance for the sector was most hindered by the selection of American Capital Agency Corp., Annaly Capital Management, Inc. and CYS Investments, Inc.

Relative to the benchmark, the Fund also lagged in the Healthcare and Consumer Discretionary sectors, the two best performing sectors in the Russell 3000(R) Index. In the Healthcare sector, the Fund was under-weight Johnson & Johnson and Bristol-Myers Squibb Co. Both securities outperformed the benchmark and detracted from the Fund's relative performance. In the Consumer Discretionary sector, the Fund was underweight Home Depot (The), Inc., which outperformed the benchmark and was overweight Garmin Ltd., PetSmart, Inc. and Family Dollar Stores, Inc., which lagged the benchmark performance.

Paage 4

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                                 ANNUAL REPORT
                         DECEMBER 31, 2013 (UNAUDITED)

The Fund's top five overall equity contributors to performance were Cracker Barrel Old Country Store, Inc., Northrop Grumman Corp., Wabtec Corp., V.F. Corp. and AmerisourceBergen Corp. The top detractors from overall equity performance were American Capital Agency Corp., Annaly Capital Management, Inc., CYS Investments, Inc., Newmont Mining Corp. and Hatteras Financial Corp.

As we look forward to 2014, equity valuations remain attractive. We believe corporate earnings and economic data announcements should drive headlines and equity returns in the near term. However, taking a long-term view of equities reveals attractive valuations and opportunities for patient investors. The Fund will remain consistent in its pursuits of capital appreciation, below market risk and above market dividend yield.

BOND PORTFOLIO COMMENTARY

Steady economic growth, strong investor demand, and support from a rallying equity market propelled investment-grade corporate bond spreads to a solid 2013. Following a Fed-induced, mid-year "risk flare", spreads quickly recovered, and then continued rallying into year-end. This resulted in the option-adjusted spread of the Barclays U.S. Corporate Investment-Grade Index closing 2013 at its tightest for the year. Unfortunately, with improved growth came higher Treasury rates, and while strong credit spread performance tempered the rate impact, the total return of the corporate index nonetheless ended the year in negative territory. As was the case in 2012, the Financials sector was the outperformer--tightening versus, and ultimately through, the Industrials sector over the course of the year.

The total return for the bond portion of the Fund was -2.56% (gross of fees) compared to -1.53% for the Barclays U.S. Corporate Investment-Grade Index. The portfolio's short duration posture, achieved primarily through the use of interest rate futures, was the factor giving the greatest lift to relative performance. Underweighting Industrials in favor of Financials was another positive. On the negative side, the ETF allocation in iShares iBoxx Investment Grade Corporate Bond ETF early in the year lowered relative performance, as did the Fund's Treasury holdings. Selection effects subtracted from relative return as the spread tightening experienced by bonds in the portfolio failed to keep pace with the spread tightening of the index.

Key contributors to performance were overweighting Morgan Stanley and Comcast Corp., while avoiding Time Warner Cable and several credits in the metals/mining industry. Morgan Stanley benefited from success in shifting its focus toward its wealth management business, while Comcast Corp. received a boost from its addition of NBC Universal, as well as its continued strong operational performance. Time Warner Cable came under pressure as concerns grew regarding a bid for the company from lower-rated Charter Communications, while metals and mining credits suffered from lower gold and base metals prices.

Key detractors from relative performance were overweight positions in Newmont Mining Corp., AT&T, Inc. and Oracle Corp. Newmont Mining Corp. suffered from lower gold prices, AT&T, Inc. came under pressure amidst headlines of possible M&A transactions the company is considering, and Oracle Corp. was an example of an overly-defensive name that performed poorly against the backdrop of a market reaching for higher beta credits.

Looking forward into 2014, we expect rising Treasury yields to continue to be the driver of total return in the bond portfolio. With Treasury rates higher--and portions of the Treasury curve having steepened--we believe that yield, curve roll down, and our expectation for modest additional spread tightening will move the corporate bond market toward a positive total return. However, the risk of significantly higher Treasury yields could once again prove to be the swing factor. As such, our expectation is for corporate bond market returns in the range of flat to modestly positive for 2014.

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PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                                 ANNUAL REPORT
                         DECEMBER 31, 2013 (UNAUDITED)

--------------------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                           PERIOD ENDED DECEMBER 31, 2013

                                                                                                      SINCE INCEPTION
                                                                                  1 YEAR ANNUAL       AVERAGE ANNUAL
                                                                INCEPTION DATE    TOTAL RETURN         TOTAL RETURN
First Trust/Dow Jones Dividend & Income Allocation Portfolio        5/1/12            12.75%              10.25%
Blended Benchmark (a)                                                                 14.90%              11.87%
Barclays U.S. Corporate Investment-Grade Index (b)                                    -1.53%               2.81%
Russell 3000(R) Index (c)                                                             33.55%              21.28%
--------------------------------------------------------------------------------------------------------------------------


(a) The Blended Benchmark return is a 50/50 split between the Russell 3000(R) Index and the Barclays U.S. Corporate Investment-Grade Index returns.

(b) Barclays U.S. Corporate Investment-Grade Index measures the performance of investment grade U.S. corporate bonds. This index includes all publicly issued, dollar-denominated corporate bonds with a minimum of $250 million par outstanding that are investment grade-rated (Baa3/BBB- or higher). The index excludes bonds having less than one year to final maturity as well as floating rate bonds, non-registered private placements, structured notes, hybrids, and convertible securities. (Bloomberg).

(c) The Russell 3000(R) Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).

The return for the Fund does not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.



                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                        May 1, 2012 - December 31, 2013

               First Trust/Dow Jones Dividend &         Blended        Barclays U.S. Corporate     Russell 3000(R)
               Income Allocation Portfolio              Benchmark      Investment-Grade Index      Index
5/1/2012       $10,000                                  $10,000        $10,000                     $10,000
6/30/2012       10,020                                    9,925         10,035                      10,392
12/31/2012      10,459                                   10,417         10,531                      11,069
6/30/2013       10,904                                   11,027         10,172                      12,625
12/31/13        11,770                                   12,057         10,472                      13,800

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PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                                 ANNUAL REPORT
                         DECEMBER 31, 2013 (UNAUDITED)

------------------------------------------------------
                                            % OF TOTAL
TOP EQUITY HOLDINGS                        INVESTMENTS
------------------------------------------------------
CVS Caremark Corp.                              0.4%
Heartland Payment Systems, Inc.                 0.4
VF Corp.                                        0.4
Broadridge Financial Solutions, Inc.            0.4
Minerals Technologies, Inc.                     0.4
------------------------------------------------------
     Total                                      2.0%
                                               =====


------------------------------------------------------
                                            % OF TOTAL
SECTOR ALLOCATION                          INVESTMENTS
------------------------------------------------------
Common Stocks:
   Financials                                  12.9%
   Information Technology                       9.4
   Consumer Discretionary                       7.7
   Industrials                                  6.9
   Consumer Staples                             6.7
   Health Care                                  5.5
   Materials                                    3.7
   Utilities                                    1.4
   Energy                                       1.1
------------------------------------------------------
Total Common Stocks                            55.3
------------------------------------------------------
Corporate Bonds & Notes:
   Financials                                  19.4
   Consumer Staples                             3.9
   Information Technology                       3.4
   Energy                                       3.3
   Utilities                                    2.9
   Consumer Discretionary                       2.6
   Telecommunication Services                   2.3
   Health Care                                  2.1
   Materials                                    1.8
   Industrials                                  1.7
------------------------------------------------------
Total Corporate Bonds & Notes                  43.4
U.S. Government Bonds & Notes                   1.3
                                              ------
     Total                                    100.0%
                                              ======


------------------------------------------------------
                                            % OF TOTAL
TOP FIXED-INCOME HOLDINGS BY ISSUER        INVESTMENTS
------------------------------------------------------
Bank of America Corp.                           1.9%
Citigroup, Inc.                                 1.9
Goldman Sachs Group (The), Inc.                 1.5
American International Group, Inc.              1.4
Verizon Communications, Inc.                    1.4
------------------------------------------------------
     Total                                      8.1%
                                               =====


------------------------------------------------------
                                            % OF TOTAL
CREDIT QUALITY(1)                          INVESTMENTS
------------------------------------------------------
   AAA                                          3.3%
   AA+                                          2.9
   AA                                           4.9
   AA-                                          9.8
   A+                                          12.7
   A                                           26.3
   A-                                          19.8
   BBB+                                         5.7
   BBB                                         11.1
   BBB-                                         3.5
------------------------------------------------------
     Total                                    100.0%
                                              ======


(1) The credit quality information presented reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of the McGraw Hill Companies, Inc., Moody's Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

FIRST TRUST VARIABLE INSURANCE TRUST
UNDERSTANDING YOUR FUND EXPENSES
DECEMBER 31, 2013 (UNAUDITED)


As a shareholder of First Trust/Dow Jones Dividend & Income Allocation Portfolio, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2013.

ACTUAL EXPENSES

The first three columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The next three columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                 HYPOTHETICAL
                                             ACTUAL EXPENSES                              (5% RETURN BEFORE EXPENSES)
                                ------------------------------------------   ------------------------------------------------------
                                                               EXPENSES                                     EXPENSES
                                    BEGINNING     ENDING     PAID DURING       BEGINNING       ENDING     PAID DURING      ANNUAL-
                                     ACCOUNT     ACCOUNT        PERIOD          ACCOUNT       ACCOUNT        PERIOD         IZED
                                      VALUE       VALUE       7/1/2013-          VALUE         VALUE       7/1/2013-       EXPENSE
                                     7/1/2013   12/31/2013  12/31/2013 (a)      7/1/2013     12/31/2013  12/31/2013 (a)   RATIO (b)
                                --------------  ----------  --------------   --------------  ----------  --------------   ---------
First Trust/Dow Jones Dividend &
  Income Allocation Portfolio     $ 1,000.00    $ 1,079.40     $    6.29       $ 1,000.00    $ 1,019.16    $    6.11        1.20%

(a) Expenses are equal to the annualized expense ratio multiplied by the average account value over the period (July 1, 2013 through December 31, 2013), multiplied by 184/365 (to reflect the six-month period). Hypothetical expenses are assumed for the most recent fiscal half-year.

(b)   The expense ratio reflects an expense cap.

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2013

   SHARES                                     DESCRIPTION                                        VALUE
-----------  ------------------------------------------------------------------------------  -------------
COMMON STOCKS - 53.5%

             AEROSPACE & DEFENSE - 1.9%
      3,721  L-3 Communications Holdings, Inc..............................................  $     397,626
      2,756  Lockheed Martin Corp..........................................................        409,707
      3,691  Northrop Grumman Corp.........................................................        423,025
      4,561  Raytheon Co...................................................................        413,683
      5,181  Rockwell Collins, Inc.........................................................        382,980
                                                                                             -------------
                                                                                                 2,027,021
                                                                                             -------------

             AIR FREIGHT & LOGISTICS - 0.3%
      5,899  CH Robinson Worldwide, Inc....................................................        344,148
                                                                                             -------------

             BEVERAGES - 1.1%
      9,282  Coca-Cola (The) Co............................................................        383,439
      7,844  Dr. Pepper Snapple Group, Inc.................................................        382,160
      4,422  PepsiCo, Inc..................................................................        366,761
                                                                                             -------------
                                                                                                 1,132,360
                                                                                             -------------

             CAPITAL MARKETS - 1.1%
      6,955  Franklin Resources, Inc.......................................................        401,512
     11,374  SEI Investments Co............................................................        395,019
      4,888  T. Rowe Price Group, Inc......................................................        409,468
                                                                                             -------------
                                                                                                 1,205,999
                                                                                             -------------

             CHEMICALS - 2.2%
      4,902  FMC Corp......................................................................        369,905
      4,272  International Flavors & Fragrances, Inc.......................................        367,306
      7,121  Minerals Technologies, Inc....................................................        427,758
      2,925  Praxair, Inc..................................................................        380,338
      6,389  Scotts Miracle-Gro (The) Co., Class A.........................................        397,524
      4,121  Sigma-Aldrich Corp............................................................        387,415
                                                                                             -------------
                                                                                                 2,330,246
                                                                                             -------------

             COMMERCIAL BANKS - 2.2%
      6,457  Bank of Hawaii Corp...........................................................        381,867
     11,004  East West Bancorp, Inc........................................................        384,810
     19,477  Fifth Third Bancorp...........................................................        409,601
     42,563  Huntington Bancshares, Inc....................................................        410,733
      9,611  US Bancorp....................................................................        388,285
      8,508  Wells Fargo & Co..............................................................        386,263
                                                                                             -------------
                                                                                                 2,361,559
                                                                                             -------------

             COMMUNICATIONS EQUIPMENT - 0.7%
      7,634  Plantronics, Inc..............................................................        354,599
      5,222  QUALCOMM, Inc.................................................................        387,734
                                                                                             -------------
                                                                                                   742,333
                                                                                             -------------

             CONTAINERS & PACKAGING - 1.1%
      5,847  Aptargroup, Inc...............................................................         396,485
      7,833  Ball Corp.....................................................................         404,653

                        See Notes to Financial Statements                 Page 9

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2013

   SHARES                                     DESCRIPTION                                        VALUE
-----------  ------------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             CONTAINERS & PACKAGING (CONTINUED)
      6,159  Packaging Corp. of America....................................................  $     389,741
                                                                                             -------------
                                                                                                 1,190,879
                                                                                             -------------

             DISTRIBUTORS - 0.3%
      4,346  Genuine Parts Co..............................................................        361,544
                                                                                             -------------

             ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.4%
      4,543  Amphenol Corp., Class A.......................................................        405,145
                                                                                             -------------

             FOOD & STAPLES RETAILING - 1.5%
      6,195  CVS Caremark Corp.............................................................        443,376
      8,715  Kroger (The) Co...............................................................        344,504
     11,046  Sysco Corp....................................................................        398,761
      4,753  Wal-Mart Stores, Inc..........................................................        374,013
                                                                                             -------------
                                                                                                 1,560,654
                                                                                             -------------


             FOOD PRODUCTS - 1.7%
      7,337  General Mills, Inc............................................................        366,190
      3,801  Hershey (The) Co..............................................................        369,571
      8,347  Hormel Foods Corp.............................................................        377,034
      3,347  JM Smucker (The) Co...........................................................        346,816
      5,434  McCormick & Co., Inc..........................................................        374,511
                                                                                             -------------
                                                                                                 1,834,122
                                                                                             -------------

             GAS UTILITIES - 0.7%
      7,981  New Jersey Resources Corp.....................................................        369,041
     15,632  Questar Corp..................................................................        359,380
                                                                                             -------------
                                                                                                   728,421
                                                                                             -------------

             HEALTH CARE EQUIPMENT & SUPPLIES - 2.2%
      5,352  Baxter International, Inc.....................................................        372,232
      3,515  Becton, Dickinson & Co........................................................        388,372
      5,769  Covidien PLC..................................................................        392,869
      6,603  Medtronic, Inc................................................................        378,946
      8,184  STERIS Corp...................................................................        393,241
      5,201  Stryker Corp..................................................................        390,803
                                                                                             -------------
                                                                                                 2,316,463
                                                                                             -------------

             HEALTH CARE PROVIDERS & SERVICES - 2.1%
      5,754  AmerisourceBergen Corp........................................................        404,564
      4,917  Chemed Corp...................................................................        376,740
     10,164  Owens & Minor, Inc............................................................        371,596
      8,749  Patterson Cos., Inc...........................................................        360,459
      5,690  Quest Diagnostics, Inc........................................................        304,642
      4,910  UnitedHealth Group, Inc.......................................................        369,723
                                                                                             -------------
                                                                                                 2,187,724
                                                                                             -------------

             HOTELS, RESTAURANTS & LEISURE - 1.0%
      3,407  Cracker Barrel Old Country Store, Inc.........................................        375,008
      3,654  McDonald's Corp...............................................................        354,548
      4,925  Yum! Brands, Inc..............................................................        372,379
                                                                                             -------------
                                                                                                 1,101,935
                                                                                             -------------

Page 10                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2013

   SHARES                                     DESCRIPTION                                        VALUE
-----------  ------------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             HOUSEHOLD DURABLES - 0.3%
      7,780  Garmin, Ltd...................................................................  $     359,592
                                                                                             -------------

             HOUSEHOLD PRODUCTS - 1.5%
      5,854  Church & Dwight Co., Inc......................................................        388,003
      4,302  Clorox (The) Co...............................................................        399,053
      3,732  Kimberly-Clark Corp...........................................................        389,845
      4,651  Procter & Gamble (The) Co.....................................................        378,638
                                                                                             -------------
                                                                                                 1,555,539
                                                                                             -------------

             INDUSTRIAL CONGLOMERATES - 0.4%
      2,944  3M Co.........................................................................        412,896
                                                                                             -------------

             INSURANCE - 6.1%
      3,758  ACE, Ltd......................................................................        389,066
      3,537  Allied World Assurance Co. Holdings, AG.......................................        399,009
      6,503  American Financial Group, Inc.................................................        375,353
      9,013  Amtrust Financial Services, Inc...............................................        294,635
      8,117  Axis Capital Holdings, Ltd....................................................        386,126
      3,939  Chubb Corp....................................................................        380,625
      2,418  Everest Re Group, Ltd.........................................................        376,894
     14,439  First American Financial Corp.................................................        407,180
      8,023  HCC Insurance Holdings, Inc...................................................        370,181
      8,073  Marsh & McLennan Cos., Inc....................................................        390,410
      3,840  PartnerRe, Ltd................................................................        404,851
      5,886  Platinum Underwriters Holdings, Ltd...........................................        360,694
      8,715  Primerica, Inc................................................................        373,961
      3,883  RenaissanceRe Holdings, Ltd...................................................        377,971
      4,860  Torchmark Corp................................................................        379,809
      4,148  Travelers (The) Cos., Inc.....................................................        375,560
      9,507  Validus Holdings, Ltd.........................................................        383,037
                                                                                             -------------
                                                                                                 6,425,362
                                                                                             -------------


             IT SERVICES - 3.8%
      4,774  Accenture PLC, Class A........................................................        392,518
      4,858  Automatic Data Processing, Inc................................................        392,575
     11,074  Broadridge Financial Solutions, Inc...........................................        437,644
      4,662  DST Systems, Inc..............................................................        423,030
      8,852  Heartland Payment Systems, Inc................................................        441,184
      1,899  International Business Machines Corp..........................................        356,195
      6,806  Jack Henry & Associates, Inc..................................................        402,983
      7,806  MAXIMUS, Inc..................................................................        343,386
      8,651  Paychex, Inc..................................................................        393,880
      1,839  Visa, Inc., Class A...........................................................        409,509
                                                                                             -------------
                                                                                                 3,992,904
                                                                                             -------------

             LEISURE EQUIPMENT & PRODUCTS - 0.8%
      7,458  Hasbro, Inc...................................................................        410,265
      8,395  Mattel, Inc...................................................................        399,434
                                                                                             -------------
                                                                                                   809,699
                                                                                             -------------

                        See Notes to Financial Statements                Page 11

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2013

   SHARES                                     DESCRIPTION                                        VALUE
-----------  ------------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             MACHINERY - 2.2%
      6,331  CLARCOR, Inc..................................................................  $     407,400
      2,646  Cummins, Inc..................................................................        373,007
      9,220  Donaldson Co., Inc............................................................        400,701
      6,469  Toro (The) Co.................................................................        411,428
      2,531  Valmont Industries, Inc.......................................................        377,423
      5,592  Wabtec Corp/De................................................................        415,318
                                                                                             -------------
                                                                                                 2,385,277
                                                                                             -------------

             MEDIA - 0.8%
      4,501  Scripps Networks Interactive, Inc., Class A...................................        388,932
      5,451  Walt Disney (The) Co..........................................................        416,456
                                                                                             -------------
                                                                                                   805,388
                                                                                             -------------

             MULTI-UTILITIES - 0.7%
     13,358  CMS Energy Corp...............................................................        357,594
      8,707  Wisconsin Energy Corp.........................................................        359,947
                                                                                             -------------
                                                                                                   717,541
                                                                                             -------------

             MULTILINE RETAIL - 0.6%
      4,882  Family Dollar Stores, Inc.....................................................        317,183
      5,495  Target Corp...................................................................        347,669
                                                                                             -------------
                                                                                                   664,852
                                                                                             -------------

             OIL, GAS & CONSUMABLE FUELS - 1.1%
      2,894  Chevron Corp..................................................................        361,489
      5,058  ConocoPhillips................................................................        357,348
      4,086  Exxon Mobil Corp..............................................................        413,503
                                                                                             -------------
                                                                                                 1,132,340
                                                                                             -------------

             PAPER & FOREST PRODUCTS - 0.3%
      5,808  Schweitzer-Mauduit International, Inc.........................................        298,938
                                                                                             -------------

             PHARMACEUTICALS - 1.0%
      6,985  Eli Lilly & Co................................................................        356,235
      4,055  Johnson & Johnson.............................................................        371,397
     12,239  Pfizer, Inc...................................................................        374,881
                                                                                             -------------
                                                                                                 1,102,513
                                                                                             -------------

             PROFESSIONAL SERVICES - 0.8%
      5,874  Equifax, Inc..................................................................        405,835
      3,287  Towers Watson & Co., Class A..................................................        419,454
                                                                                             -------------
                                                                                                   825,289
                                                                                             -------------

             REAL ESTATE INVESTMENT TRUSTS - 2.7%
     15,570  American Capital Agency Corp..................................................        300,345
     30,360  Annaly Capital Management, Inc................................................        302,689
     29,870  Capstead Mortgage Corp........................................................        360,830
     18,790  Hatteras Financial Corp.......................................................        307,029
     47,191  MFA Mortgage Investments, Inc.................................................        333,168
     15,501  PennyMac Mortgage Investment Trust............................................        355,903
      2,190  Public Storage................................................................        329,639
      6,317  Rayonier, Inc.................................................................        265,946

Page 12                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2013

   SHARES                                     DESCRIPTION                                        VALUE
-----------  ------------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
     36,207  Two Harbors Investment Corp...................................................  $     336,001
                                                                                             -------------
                                                                                                 2,891,550
                                                                                             -------------

             ROAD & RAIL - 0.7%
      2,263  Union Pacific Corp............................................................        380,184
     15,070  Werner Enterprises, Inc.......................................................        372,681
                                                                                             -------------
                                                                                                   752,865
                                                                                             -------------

             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.7%
      9,461  Altera Corp...................................................................        307,766
      7,472  Analog Devices, Inc...........................................................        380,549
     15,339  Intel Corp....................................................................        398,200
      5,778  KLA-Tencor Corp...............................................................        372,450
      8,865  Linear Technology Corp........................................................        403,801
     11,790  Maxim Integrated Products, Inc................................................        329,059
      8,726  Texas Instruments, Inc........................................................        383,159
      7,504  Xilinx, Inc...................................................................        344,584
                                                                                             -------------
                                                                                                 2,919,568
                                                                                             -------------

             SOFTWARE - 1.5%
     11,849  CA, Inc.......................................................................        398,719
      3,222  FactSet Research Systems, Inc.................................................        349,845
     10,564  Microsoft Corp................................................................        395,410
     10,600  Oracle Corp...................................................................        405,556
                                                                                             -------------
                                                                                                 1,549,530
                                                                                             -------------

             SPECIALTY RETAIL - 2.5%
     14,136  Finish Line (The), Inc., Class A..............................................        398,211
      4,635  Home Depot (The), Inc.........................................................        381,646
      4,611  PetSmart, Inc.................................................................        335,450
      4,830  Ross Stores, Inc..............................................................        361,912
      6,235  TJX (The) Cos., Inc...........................................................        397,356
      5,234  Tractor Supply Co.............................................................        406,054
      6,256  Williams-Sonoma, Inc..........................................................        364,600
                                                                                             -------------
                                                                                                 2,645,229
                                                                                             -------------

             TEXTILES, APPAREL & LUXURY GOODS - 1.1%
      6,447  Coach, Inc....................................................................        361,870
      2,135  Ralph Lauren Corp.............................................................        376,977
      7,064  VF Corp.......................................................................        440,370
                                                                                             -------------
                                                                                                 1,179,217
                                                                                             -------------

             THRIFTS & MORTGAGE FINANCE - 0.4%
     26,614  Northwest Bancshares, Inc.....................................................        393,355
                                                                                             -------------

             TOBACCO - 0.7%
     10,235  Altria Group, Inc.............................................................        392,922
      7,207  Reynolds American, Inc........................................................        360,278
                                                                                             -------------
                                                                                                   753,200
                                                                                             -------------

             TRADING COMPANIES & DISTRIBUTORS - 0.3%
      1,343  W.W. Grainger, Inc............................................................        343,029
                                                                                             -------------
             TOTAL COMMON STOCKS ..........................................................     56,746,226
             (Cost $49,357,293)                                                              -------------

                        See Notes to Financial Statements                Page 13

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2013

 PRINCIPAL                                                          STATED        STATED
   VALUE                         DESCRIPTION                        COUPON       MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  -------------  -------------
CORPORATE BONDS AND NOTES - 42.0%

             AEROSPACE & DEFENSE - 0.7%
$   250,000  United Technologies Corp............................    1.80%       06/01/17    $     254,063
    400,000  United Technologies Corp............................    3.10%       06/01/22          391,830
    100,000  United Technologies Corp............................    4.50%       06/01/42           97,492
                                                                                             -------------
                                                                                                   743,385
                                                                                             -------------
             AUTOMOBILES - 0.6%
    400,000  Ford Motor Credit Co., LLC .........................    2.88%       10/01/18          409,891
    200,000  Ford Motor Credit Co., LLC .........................    4.38%       08/06/23          201,463
                                                                                             -------------
                                                                                                   611,354
                                                                                             -------------
             BEVERAGES - 1.3%
    600,000  Anheuser-Busch Inbev Worldwide, Inc.................    2.50%       07/15/22          556,032
    200,000  Coca-Cola (The) Co..................................    3.20%       11/01/23          192,765
    400,000  PepsiCo, Inc........................................    0.70%       02/26/16          398,137
    300,000  PepsiCo, Inc........................................    2.75%       03/01/23          278,222
                                                                                             -------------
                                                                                                 1,425,156
                                                                                             -------------
             BIOTECHNOLOGY - 0.6%
    450,000  Amgen, Inc..........................................    2.30%       06/15/16          464,239
    200,000  Amgen, Inc..........................................    2.13%       05/15/17          202,695
                                                                                             -------------
                                                                                                   666,934
                                                                                             -------------

             CAPITAL MARKETS - 3.0%
    300,000  Credit Suisse ......................................    5.40%       01/14/20          333,833
    600,000  Goldman Sachs Group (The), Inc......................    6.15%       04/01/18          688,658
    450,000  Goldman Sachs Group (The), Inc......................    3.63%       01/22/23          436,590
    400,000  Goldman Sachs Group (The), Inc......................    6.25%       02/01/41          462,569
    200,000  Morgan Stanley .....................................    2.13%       04/25/18          198,478
    500,000  Morgan Stanley .....................................    5.50%       07/28/21          559,604
    200,000  Morgan Stanley .....................................    3.75%       02/25/23          194,985
    300,000  Morgan Stanley .....................................    6.38%       07/24/42          352,635
                                                                                             -------------
                                                                                                 3,227,352
                                                                                             -------------
             CHEMICALS - 0.8%
     72,000  Dow Chemical (The) Co...............................    5.70%       05/15/18           82,399
    400,000  Dow Chemical (The) Co...............................    8.55%       05/15/19          517,058
    200,000  Dow Chemical (The) Co...............................    4.13%       11/15/21          206,930
                                                                                             -------------
                                                                                                   806,387
                                                                                             -------------
             COMMERCIAL BANKS - 2.1%
    600,000  HSBC USA, Inc.......................................    1.63%       01/16/18          592,209
    300,000  HSBC USA, Inc.......................................    4.88%       08/24/20          324,231
    400,000  Wachovia Bank, N.A. (a) ............................    0.57%       03/15/16          398,293
    250,000  Wells Fargo & Co....................................    1.50%       07/01/15          253,609
    400,000  Wells Fargo & Co....................................    1.50%       01/16/18          397,803
    200,000  Wells Fargo & Co....................................    5.95%       08/26/36          228,229
                                                                                             -------------
                                                                                                 2,194,374
                                                                                             -------------

Page 14                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2013

 PRINCIPAL                                                          STATED        STATED
   VALUE                         DESCRIPTION                        COUPON       MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  -------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             COMMUNICATIONS EQUIPMENT - 0.3%
$   250,000  Cisco Systems, Inc..................................    3.15%       03/14/17    $     264,749
                                                                                             -------------
             COMPUTERS & PERIPHERALS - 1.0%
    300,000  EMC Corp............................................    1.88%       06/01/18          296,904
    300,000  Hewlett-Packard Co..................................    2.60%       09/15/17          305,081
    500,000  Hewlett-Packard Co..................................    3.75%       12/01/20          499,663
                                                                                             -------------
                                                                                                 1,101,648
                                                                                             -------------
             CONSUMER FINANCE - 2.6%
    400,000  American Express Credit Corp........................    2.80%       09/19/16          418,226
    500,000  American Express Credit Corp........................    2.13%       07/27/18          501,382
    800,000  Capital One Financial Corp..........................    1.00%       11/06/15          800,015
    200,000  Capital One Financial Corp..........................    4.75%       07/15/21          213,007
    800,000  Caterpillar Financial Services Corp.................    1.63%       06/01/17          805,675
                                                                                             -------------
                                                                                                 2,738,305
                                                                                             -------------
             DIVERSIFIED FINANCIAL SERVICES - 7.4%
    500,000  Bank of America Corp................................    4.50%       04/01/15          523,248
    400,000  Bank of America Corp................................    2.00%       01/11/18          399,674
    700,000  Bank of America Corp................................    5.70%       01/24/22          793,598
    200,000  Bank of America Corp................................    5.88%       02/07/42          229,575
  1,150,000  Berkshire Hathaway Finance Corp.....................    1.60%       05/15/17        1,162,041
    200,000  Berkshire Hathaway Finance Corp.....................    4.30%       05/15/43          180,837
    500,000  Citigroup, Inc......................................    4.45%       01/10/17          542,284
    200,000  Citigroup, Inc......................................    2.50%       09/26/18          201,233
    600,000  Citigroup, Inc......................................    4.50%       01/14/22          636,901
    200,000  Citigroup, Inc......................................    6.13%       08/25/36          213,902
    200,000  Citigroup, Inc......................................    5.88%       01/30/42          225,591
    100,000  Citigroup, Inc......................................    6.68%       09/13/43          115,464
    300,000  General Electric Capital Corp. (a) .................    0.62%       07/10/15          301,160
    250,000  General Electric Capital Corp.......................    2.30%       04/27/17          257,174
    200,000  General Electric Capital Corp.......................    5.63%       09/15/17          227,712
    450,000  General Electric Capital Corp.......................    6.75%       03/15/32          558,810
    300,000  JPMorgan Chase & Co. (a) ...........................    0.90%       10/15/15          301,311
    400,000  JPMorgan Chase & Co.................................    1.80%       01/25/18          396,875
    200,000  JPMorgan Chase & Co.................................    3.20%       01/25/23          189,973
    350,000  JPMorgan Chase & Co.................................    6.40%       05/15/38          419,119
                                                                                             -------------
                                                                                                 7,876,482
                                                                                             -------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 2.2%
    250,000  AT&T, Inc...........................................    0.88%       02/13/15          250,597
    500,000  AT&T, Inc...........................................    1.70%       06/01/17          497,346
    200,000  AT&T, Inc...........................................    3.88%       08/15/21          202,952
    200,000  Verizon Communications, Inc. (a) ...................    1.77%       09/15/16          206,182
    200,000  Verizon Communications, Inc.........................    2.50%       09/15/16          206,942
    250,000  Verizon Communications, Inc.........................    5.15%       09/15/23          268,939
    600,000  Verizon Communications, Inc.........................    6.55%       09/15/43          704,473
                                                                                             -------------
                                                                                                 2,337,431
                                                                                             -------------
             ELECTRIC UTILITIES - 2.3%
    500,000  American Electric Power Co., Inc....................    1.65%       12/15/17          490,372
    300,000  Constellation Energy Group, Inc.....................    4.55%       06/15/15          315,030

                        See Notes to Financial Statements                Page 15

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2013

 PRINCIPAL                                                          STATED        STATED
   VALUE                         DESCRIPTION                        COUPON       MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  -------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             ELECTRIC UTILITIES (CONTINUED)
$   300,000  Constellation Energy Group, Inc.....................    5.15%       12/01/20    $     319,695
    200,000  Duke Energy Carolinas, LLC .........................    6.00%       01/15/38          236,561
    450,000  MidAmerican Energy Co...............................    5.30%       03/15/18          510,473
    200,000  MidAmerican Energy Co...............................    2.40%       03/15/19          201,647
    200,000  MidAmerican Energy Co...............................    4.80%       09/15/43          204,146
    200,000  Virginia Electric and Power Co......................    4.65%       08/15/43          199,994
                                                                                             -------------
                                                                                                 2,477,918
                                                                                             -------------
             FOOD & STAPLES RETAILING - 1.1%
    200,000  Kroger (The) Co.....................................    3.30%       01/15/21          198,991
    500,000  Kroger (The) Co.....................................    5.15%       08/01/43          489,577
    350,000  Wal-Mart Stores, Inc................................    5.63%       04/15/41          398,881
    100,000  Wal-Mart Stores, Inc................................    4.75%       10/02/43          100,785
                                                                                             -------------
                                                                                                 1,188,234
                                                                                             -------------
             FOOD PRODUCTS - 0.5%
    200,000  Kraft Foods Group, Inc..............................    6.13%       08/23/18          233,364
    300,000  Kraft Foods Group, Inc..............................    5.00%       06/04/42          296,849
                                                                                             -------------
                                                                                                   530,213
                                                                                             -------------
             HEALTH CARE PROVIDERS & SERVICES - 0.6%
    400,000  UnitedHealth Group, Inc.............................    0.85%       10/15/15          401,779
    200,000  UnitedHealth Group, Inc.............................    1.63%       03/15/19          192,833
                                                                                             -------------
                                                                                                   594,612
                                                                                             -------------
             INSURANCE - 2.6%
    800,000  American International Group, Inc...................    5.85%       01/16/18          919,315
    300,000  American International Group, Inc...................    3.38%       08/15/20          302,189
    200,000  American International Group, Inc...................    6.25%       05/01/36          233,238
    850,000  MetLife, Inc........................................    6.75%       06/01/16          967,024
    300,000  MetLife, Inc........................................    4.88%       11/13/43          295,577
                                                                                             -------------
                                                                                                 2,717,343
                                                                                             -------------
             INTERNET & CATALOG RETAIL - 0.9%
    700,000  Amazon.Com, Inc.....................................    0.65%       11/27/15          700,015
    300,000  Amazon.Com, Inc.....................................    2.50%       11/29/22          270,958
                                                                                             -------------
                                                                                                   970,973
                                                                                             -------------
             IT SERVICES - 0.6%
    600,000  International Business Machines Corp................    1.63%       05/15/20          563,481
    100,000  International Business Machines Corp................    3.38%       08/01/23           97,628
                                                                                             -------------
                                                                                                   661,109
                                                                                             -------------
             MEDIA - 0.7%
    850,000  Comcast Corp........................................    4.25%       01/15/33          792,090
                                                                                             -------------
             METALS & MINING - 1.0%
    500,000  Freeport-McMoRan Copper & Gold, Inc.................    1.40%       02/13/15          502,929
    500,000  Newmont Mining Corp.................................    5.13%       10/01/19          519,190
                                                                                             -------------
                                                                                                 1,022,119
                                                                                             -------------
             MULTI-UTILITIES - 0.5%
    450,000  Pacific Gas & Electric Co...........................    6.05%       03/01/34          517,046
                                                                                             -------------

Page 16                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2013

 PRINCIPAL                                                          STATED        STATED
   VALUE                         DESCRIPTION                        COUPON       MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  -------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             OIL, GAS & CONSUMABLE FUELS - 3.2%
$   350,000  ConocoPhillips Co...................................    2.40%       12/15/22    $     319,346
    100,000  ConocoPhillips Co...................................    6.50%       02/01/39          125,831
    300,000  Devon Energy Corp...................................    2.25%       12/15/18          297,203
    500,000  Energy Transfer Partners L.P........................    3.60%       02/01/23          463,899
    100,000  Energy Transfer Partners L.P........................    6.50%       02/01/42          107,832
    800,000  Kinder Morgan Energy Partners L.P...................    3.95%       09/01/22          780,982
    100,000  Kinder Morgan Energy Partners L.P...................    5.00%       03/01/43           92,635
    750,000  ONEOK Partners L.P..................................    2.00%       10/01/17          747,004
    200,000  Plains All American Pipeline L.P./PAA Finance Corp..    3.85%       10/15/23          195,494
    300,000  Spectra Energy Capital, LLC ........................    3.30%       03/15/23          266,199
                                                                                             -------------
                                                                                                 3,396,425
                                                                                             -------------
             PHARMACEUTICALS - 0.8%
    200,000  AbbVie, Inc.........................................    1.20%       11/06/15          202,125
    300,000  AbbVie, Inc.........................................    1.75%       11/06/17          299,763
    250,000  Merck & Co., Inc....................................    2.25%       01/15/16          258,378
    115,000  Wyeth, LLC .........................................    5.95%       04/01/37          133,752
                                                                                             -------------
                                                                                                   894,018
                                                                                             -------------
             REAL ESTATE INVESTMENT TRUSTS - 1.1%
    300,000  Boston Properties L.P...............................    3.85%       02/01/23          293,670
    400,000  Simon Property Group L.P............................    2.75%       02/01/23          366,241
    100,000  Simon Property Group L.P............................    4.75%       03/15/42           97,120
    400,000  Weyerhaeuser Co.....................................    4.63%       09/15/23          406,681
                                                                                             -------------
                                                                                                 1,163,712
                                                                                             -------------
             ROAD & RAIL - 1.0%
    800,000  Burlington Northern Santa Fe, LLC ..................    3.00%       03/15/23          746,483
    300,000  Burlington Northern Santa Fe, LLC ..................    5.15%       09/01/43          305,921
                                                                                             -------------
                                                                                                 1,052,404
                                                                                             -------------
             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.2%
    200,000  Intel Corp..........................................    4.25%       12/15/42          177,459
                                                                                             -------------
             SOFTWARE - 1.2%
    200,000  Microsoft Corp......................................    4.88%       12/15/43          205,222
    600,000  Oracle Corp.........................................    2.50%       10/15/22          550,628
    200,000  Oracle Corp.........................................    3.63%       07/15/23          198,790
    300,000  Oracle Corp.........................................    5.38%       07/15/40          321,497
                                                                                             -------------
                                                                                                 1,276,137
                                                                                             -------------
             SPECIALTY RETAIL - 0.3%
    300,000  Home Depot (The), Inc...............................    5.40%       09/15/40          325,961
                                                                                             -------------
             TOBACCO - 0.8%
    550,000  Altria Group, Inc...................................    2.85%       08/09/22          507,346
    200,000  Altria Group, Inc...................................   10.20%       02/06/39          312,964
                                                                                             -------------
                                                                                                   820,310
                                                                                             -------------

             TOTAL CORPORATE BONDS AND NOTES ..............................................     44,571,640
             (Cost $45,327,704)                                                              -------------

                        See Notes to Financial Statements                Page 17

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2013

 PRINCIPAL                                                          STATED        STATED
   VALUE                         DESCRIPTION                        COUPON       MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  -------------  -------------
U.S. GOVERNMENT BONDS AND NOTES - 1.3%

$   200,000  United States Treasury Bond ........................    2.88%       05/15/43    $     162,140
    150,000  United States Treasury Note (b) ....................    0.25%       05/15/16          149,092
    350,000  United States Treasury Note ........................    1.38%       09/30/18          345,748
    700,000  United States Treasury Note ........................    2.50%       08/15/23          672,301
                                                                                             -------------
             TOTAL U.S. GOVERNMENT BONDS AND NOTES ........................................      1,329,281
             (Cost $1,352,818)                                                               -------------

             TOTAL INVESTMENTS - 96.8% ....................................................    102,647,147
             (Cost $96,037,815) (c)

             NET OTHER ASSETS AND LIABILITIES - 3.2% ......................................      3,431,735
                                                                                             -------------
             NET ASSETS - 100.0% ..........................................................  $ 106,078,882
                                                                                             =============

-----------------------------
(a) Floating rate security. The interest rate shown reflects the rate in effect at December 31, 2013.

(b) All or a portion of this security is segregated as collateral for open futures contracts.

(c) Aggregate cost for federal income tax purposes is $96,046,088. As of December 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $8,024,916 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,423,857.

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                   ASSETS TABLE
                                                                                         LEVEL 2        LEVEL 3
                                                           TOTAL           LEVEL 1     SIGNIFICANT    SIGNIFICANT
                                                          VALUE AT         QUOTED       OBSERVABLE    UNOBSERVABLE
                                                         12/31/2013        PRICES         INPUTS         INPUTS
                                                        ------------    ------------   ------------   ------------
Common Stocks*.......................................   $ 56,746,226    $ 56,746,226   $         --   $         --
Corporate Bonds and Notes*...........................     44,571,640              --     44,571,640             --
U.S. Government Bonds and Notes......................      1,329,281              --      1,329,281             --
                                                        ------------    ------------   ------------   ------------
Total................................................   $102,647,147    $ 56,746,226   $ 45,900,921   $         --
                                                        ============    ============   ============   ============

                                                LIABILITIES TABLE

                                                                                            LEVEL 2         LEVEL 3
                                                           TOTAL           LEVEL 1        SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT          QUOTED         OBSERVABLE     UNOBSERVABLE
                                                        12/31/2013         PRICES           INPUTS          INPUTS
                                                        ------------    ------------   ------------   ------------
Futures Contracts....................................   $     49,314    $     49,314   $         --   $         --
                                                        ============    ============   ============   ============


* See the Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between the Levels at December 31, 2013

Page 18                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2013

OPEN FUTURES CONTRACTS AT DECEMBER 31, 2013 (see Note 2D - Futures Contracts in the Notes to Financial Statements):

                                                                                                      UNREALIZED
                                                     NUMBER OF       EXPIRATION       NOTIONAL       APPRECIATION/
SHORT FUTURES CONTRACTS                              CONTRACTS         MONTH           VALUE        (DEPRECIATION)
------------------------------------------------    ------------    ------------    ------------    --------------
U.S. Treasury 10-Year Notes                              17          March-2014     $  2,091,797      $   26,343
U.S. Treasury Long Bond Futures                           2          March-2014          256,625           1,995
Ultra Long Term U.S. Treasury Bond Futures               10          March-2014        1,362,500          20,976
                                                                                    ------------      ----------
Total Futures Contracts                                                             $  3,710,922      $   49,314
                                                                                    ============      ==========

                        See Notes to Financial Statements                Page 19

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2013

ASSETS:
Investments, at value
   (Cost $96,037,815)..........................................................................     $ 102,647,147
Cash...........................................................................................         2,900,020
Receivables:
   Interest....................................................................................           473,025
   Fund shares sold............................................................................           176,710
   Dividends...................................................................................           131,128
   Variation margin............................................................................            11,984
Prepaid expenses...............................................................................             1,503
                                                                                                    -------------
     Total Assets..............................................................................       106,341,517
                                                                                                    -------------

LIABILITIES:
Payables:
   Custodian fees..............................................................................            53,363
   Administrative service fees.................................................................            49,593
   Investment advisory fees....................................................................            29,156
   Audit and tax fees..........................................................................            29,000
   Fund shares redeemed........................................................................            27,872
   Licensing fees..............................................................................            22,095
   12b-1 service fees..........................................................................            22,013
   Accounting and administration fees..........................................................            16,186
   Printing fees...............................................................................             5,180
   Legal fees..................................................................................             3,673
   Transfer agent fees.........................................................................             3,529
   Financial reporting fees....................................................................               771
Other liabilities..............................................................................               204
                                                                                                    -------------
     Total Liabilities.........................................................................           262,635
                                                                                                    -------------
NET ASSETS.....................................................................................     $ 106,078,882
                                                                                                    =============
NET ASSETS CONSIST OF:
Paid-in capital................................................................................     $  99,473,801
Accumulated net investment income (loss).......................................................                --
Accumulated net realized gain (loss) on investments and futures................................           (53,565)
Net unrealized appreciation (depreciation) on investments and futures..........................         6,658,646
                                                                                                    -------------
NET ASSETS.....................................................................................      $106,078,882
                                                                                                    =============
NET ASSET VALUE, per share  ...................................................................     $       11.37
                                                                                                    =============
Number of Shares outstanding (unlimited number of shares authorized, par value $0.01 per share)         9,328,439
                                                                                                    =============

Page 20                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $158).............................................      $  1,018,846
Interest.......................................................................................           810,949
Other..........................................................................................            14,501
                                                                                                     ------------
   Total investment income.....................................................................         1,844,296
                                                                                                     ------------
EXPENSES:
Investment advisory fees.......................................................................           447,949
12b-1 service fees.............................................................................           186,646
Administrative service fees....................................................................           149,316
Custodian fees.................................................................................           141,049
Accounting and administration fees.............................................................            83,444
Legal fees.....................................................................................            56,247
Licensing fees.................................................................................            38,240
Transfer agent fees............................................................................            34,040
Audit and tax fees.............................................................................            29,271
Printing fees..................................................................................            27,025
Trustees' fees and expenses....................................................................            18,111
Financial reporting fees.......................................................................             9,250
Commitment fees................................................................................             5,878
Other..........................................................................................             3,304
                                                                                                     ------------
   Total expenses..............................................................................         1,229,770
   Fees waived and expenses reimbursed by the investment advisor...............................          (333,872)
                                                                                                     ------------
   Net expenses................................................................................           895,898
                                                                                                     ------------
NET INVESTMENT INCOME (LOSS)...................................................................           948,398
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.................................................................................         1,339,463
   Futures.....................................................................................           (57,838)
                                                                                                     ------------
Net realized gain (loss).......................................................................         1,281,625
                                                                                                     ------------
Net change in unrealized appreciation (depreciation) on:
   Investments.................................................................................         6,432,591
   Futures.....................................................................................            49,314
                                                                                                     ------------
   Net change in unrealized appreciation (depreciation)........................................         6,481,905
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................         7,763,530
                                                                                                     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................................      $  8,711,928
                                                                                                     ============

                        See Notes to Financial Statements                Page 21

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  YEAR                 PERIOD
                                                                                  ENDED                 ENDED
                                                                               12/31/2013           12/31/2012 (a)
                                                                              -------------         -------------
OPERATIONS:
Net investment income (loss)............................................      $     948,398         $     188,708
Net realized gain (loss)................................................          1,281,625               126,195
Net change in unrealized appreciation (depreciation)....................          6,481,905               176,741
                                                                              -------------         -------------
Net increase (decrease) in net assets resulting from operations.........          8,711,928               491,644
                                                                              -------------         -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...................................................           (809,141)             (188,708)
Net realized gain.......................................................         (1,474,214)             (126,428)
Return of capital.......................................................                 --               (49,832)
                                                                              -------------         -------------
Total distributions to shareholders.....................................         (2,283,355)             (364,968)
                                                                              -------------         -------------
CAPITAL TRANSACTIONS:
Proceeds from shares sold...............................................         79,882,059            33,794,066
Proceeds from shares reinvested.........................................          2,283,355               364,968
Cost of Shares redeemed.................................................        (14,691,475)           (2,109,340)
                                                                              -------------         -------------
Net increase (decrease) in net assets resulting from capital transactions        67,473,939            32,049,694
                                                                              -------------         -------------
Total increase (decrease) in net assets.................................         73,902,512            32,176,370

NET ASSETS:
Beginning of period.....................................................         32,176,370                    --
                                                                              -------------         -------------
End of period...........................................................      $ 106,078,882         $  32,176,370
                                                                              =============         =============
Accumulated net investment income (loss) at end of period...............      $          --         $          --
                                                                              =============         =============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Shares at beginning of period...........................................          3,120,254                    --
Shares sold.............................................................          7,328,851             3,291,758
Shares issued as reinvestment...........................................            202,965                35,331
Shares redeemed.........................................................         (1,323,631)             (206,835)
                                                                              -------------         -------------
Shares at end of period.................................................          9,328,439             3,120,254
                                                                              =============         =============

-----------------------------

(a) The Fund was seeded on April 12, 2012, and commenced operations on May 1, 2012.

Page 22                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                        YEAR             PERIOD
                                                       ENDED             ENDED
                                                     12/31/2013      12/31/2012(a)
                                                   --------------    --------------
Net asset value, beginning of period                 $    10.31        $    10.00
                                                     ----------        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b)                           0.14              0.15
Net realized and unrealized gain (loss)                    1.17              0.29
                                                     ----------        ----------
Total from investment operations                           1.31              0.44
                                                     ----------        ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.09)            (0.07)
Net realized gain                                         (0.16)            (0.04)
Return of capital                                            --             (0.02)
                                                     ----------        ----------
Total distributions                                       (0.25)            (0.13)
                                                     ----------        ----------
Net asset value, end of period                       $    11.37        $    10.31
                                                     ==========        ==========
TOTAL RETURN (c) (d)                                      12.75%             4.38%
                                                     ==========        ==========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $  106,079        $   32,176
Ratio of expenses to average net assets
  without fee waivers and expenses reimbursed              1.65%             2.69% (e)
Ratio of expenses to average net assets                    1.20%             1.20% (e)
Ratio of net investment income (loss)
  to average net assets                                    1.27%             2.25% (e)
Portfolio turnover rate                                      73%               34%

-------------------------

(a) The Fund was seeded on April 12, 2012, and commenced operations on May 1, 2012.

(b)   Per Share values have been calculated using the average share method.

(c) Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods less than one year. The return for the Fund does not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall return above.

(d) Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(e)   Annualized.

                       See Notes to Financial Statements                 Page 23

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2013


                                1. ORGANIZATION

First Trust Variable Insurance Trust (the "Trust") is a diversified open-end management investment company organized as a Massachusetts business trust on December 14, 2011 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers shares of one series, First Trust/Dow Jones Dividend & Income Allocation Portfolio (the "Fund"), which commenced investment operations on May 1, 2012. Shares of the Fund are sold only to variable insurance accounts (each an "Account") to fund the benefits of the variable annuity and variable life insurance contracts (each a "Contract" and collectively the "Contracts") issued by life insurance companies writing variable annuity contracts and variable life insurance contracts (each a "Participating Insurance Company").

The Fund's investment objective is to seek to provide total return by allocating among dividend-paying stocks and investment-grade bonds. The Fund seeks to achieve its investment objective by investing, under normal market conditions, approximately 40-60% of its net assets in equity securities and approximately 40-60% of its net assets in fixed-income securities at the time of purchase. The equity portion of the portfolio will be derived from a quantitative process that seeks to provide total return through investing generally in dividend-paying stocks included in the Dow Jones U.S. Total Stock Market Index(SM). First Trust Advisors L.P. ("First Trust") reserves the right to over-weight, under-weight or exclude certain securities from the Fund that would otherwise be selected pursuant to the quantitative process in certain instances.

The fixed-income component seeks to provide income and preserve capital through investing in a diversified investment-grade bond portfolio. Investment-grade bonds are those bonds rated "BBB-" or higher by Standard & Poor's Ratings Group or Fitch Ratings, Inc. or "Baa3" or higher by Moody's Investors Service, Inc. at the time of purchase. Under normal market conditions, at the time of purchase approximately 80% of the net assets of the Fund allocated to corporate bonds will be invested in: investment-grade bonds included in the Dow Jones Equal Weighted U.S. Issued Corporate Bond Index(SM) (the "Bond Index"(1)) and other investment-grade bonds of issuers whose securities are included in the Bond Index; and investment-grade bonds of issuers included in the Dow Jones Industrial Index (the "Dow 30"). The Fund may also invest in U.S. government and agency securities, including mortgage-backed securities. The Fund may, at certain times, also hold exchange-traded funds ("ETFs") that invest in investment-grade corporate bonds and U.S. government bonds in lieu of investing directly in bonds.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of each share is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid, and any borrowings of the Fund) by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Market quotations and prices used to value the Fund's investments are primarily obtained from third party pricing services. The Fund's securities will be valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are valued at the mean of the bid and asked prices, if available, and otherwise at the closing bid price.

-------------------
(1) Prior to April 30, 2013, the Dow Jones Equal Weighted U.S. Issued Corporate Bond Index(SM) was known as the Dow Jones Corporate Bond Index(SM).

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                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2013

      Corporate bonds, notes, U.S. government securities and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

            1)    benchmark yields;

            2)    reported trades;

            3)    broker/dealer quotes;

            4)    issuer spreads;

            5)    benchmark securities;

            6)    bids and offers; and

            7)    reference data including market research publications.

      Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts will be valued at the mean between the last bid and asked price, if available, and otherwise at the closing bid price.

      Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by the Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities.

Fair valuation of a debt security will be based on the consideration of all available information, including, but not limited to, the following:

            1)    the fundamental business data relating to the issuer;

            2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

            3)    the type, size and cost of security;

            4)    the financial statements of the issuer;

            5) the credit quality and cash flow of the issuer, based on First Trust's or external analysis;

            6) the information as to any transactions in or offers for the security;

            7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

            8)    the coupon payments;

            9) the quality, value and salability of collateral, if any, securing the security;

           10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management (for corporate debt only);

           11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and

           12)    other relevant factors.

Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following:

            1)    the type of security;

            2)    the size of the holding;

            3)    the initial cost of the security;

            4)    transactions in comparable securities;

            5)    price quotes from dealers and/or pricing services;

            6)    relationships among various securities;

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--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2013

            7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

            8)    an analysis of the issuer's financial statements; and

            9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

            1) the value of similar foreign securities traded on other foreign markets;

            2)    ADR trading of similar securities;

            3)    foreign currency exchange activity;

            4) the trading prices of financial products that are tied to baskets of foreign securities;

            5) factors relating to the event that precipitated the pricing problem;

            6)    whether the event is likely to recur; and

            7) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of December 31, 2013, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

The Fund may hold publicly-traded real estate investment trusts ("REITs"). Distributions from such investments may include a return of capital component from the REIT to the extent of the cost basis of such REIT investments. The actual character of amounts received during the year is not known until after the fiscal year end. The Fund records the character of distributions received from REITs during the year based on estimates available. The Fund's characterization may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. CASH AND CASH EQUIVALENTS:

Normally, the Fund invests substantially all of its assets to meet its investment objective. The Fund may invest the remainder of its assets in securities with maturities of less than one year or cash equivalents, or it may hold cash. The investment in such instruments is not a principal investment strategy of the Fund. The percentage of the Fund invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes and during periods of high cash inflows or outflows, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or it may hold cash. At December 31, 2013, approximately 2.7% of the Fund's net assets were held in cash.

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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2013


D. FUTURES CONTRACTS:

The Fund purchases or sells (i.e., is long or short) futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in "Net realized gain (loss) on Futures" on the Statement of Operations.

Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contacts are marked to market daily with the change in value recognized as a component of "Net change in unrealized appreciation (depreciation) on Futures" on the Statement of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in "Variation margin payable or receivable" on the Statement of Assets and Liabilities. If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.

The Fund entered into its first futures contract on June 21, 2013. The primary risk exposure associated with the futures contracts held during the period was interest rate risk. At December 31, 2013, the amount of "Variation margin receivable" on the futures contracts was $11,984, which is included on the Statement of Assets and Liabilities. For the year ended December 31, 2013, the Fund recorded a change in unrealized gain of $49,314 on the futures contracts, which is included in the "Net change in unrealized appreciation (depreciation) on Futures" on the Statement of Operations. For the year ended December 31, 2013, the Fund recorded realized losses on futures of $57,838, which is included in "Net realized gain (loss) on Futures" on the Statement of Operations.

During the year ended December 31, 2013, the notional values of futures contracts opened and closed were $15,466,598 and $11,763,700, respectively.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Distributions from net investment income, if any, are declared and paid annually by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually. All dividends payable by the Fund will be reinvested in the Fund.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the tax year ended December 31, 2013, primarily as a result of a redesignation of dividends paid, have been reclassified at year end to reflect a decrease in accumulated net investment income (loss) of $139,257, and an increase in accumulated net realized gain (loss) on investments of $139,257. Net assets were not affected by this reclassification.

The tax character of distributions paid during the fiscal periods ended December 31, 2013 and 2012 was as follows:

DISTRIBUTIONS PAID FROM:                                  2013           2012
Ordinary income...................................    $ 2,021,177      $ 313,025
Long-term capital gain............................        262,178          2,111
Return of capital.................................             --         49,832

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2013

As of December 31, 2013, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income.....................    $           --
Undistributed capital gains.......................             4,022
                                                      --------------
Total undistributed earnings......................             4,022
Accumulated capital and other losses..............                --
Net unrealized appreciation (depreciation)........         6,601,059
                                                      --------------
Total accumulated earnings (losses)...............         6,605,081
Other.............................................                --
Paid-in capital...................................        99,473,801
                                                      --------------
Net assets........................................    $  106,078,882
                                                      ==============

F. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. The Fund intends to comply with the provisions of Section 817(h) of the Internal Revenue Code, which impose certain diversification requirements upon variable contracts that are based on segregated asset accounts. Accordingly, no provision has been made for federal or state income taxes.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry realized capital losses forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2013, the Fund had no capital loss carryforward for federal income tax purposes.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2012 and 2013 remain open to federal and state audit. As of December 31, 2013, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

G. EXPENSES:

The Fund will pay all expenses directly related to its operations.

Each Participating Insurance Company performs certain administrative services for the Fund, its Account and the variable annuity and variable life insurance Contracts. The Fund pays an administrative services fee of 0.20% of average daily net assets to cover expenses incurred by Participating Insurance Companies in connection with these services.

First Trust has entered into various licensing agreements, which allow First Trust to use certain trademarks and trade names of the applicable licensors (see Licensing Information in the Additional Information section of this report). The Trust on behalf of the Fund is a sub-licensee to these license agreements and is required to pay licensing fees, which are shown on the Statement of Operations.

          3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust provides the Fund with discretionary investment services and certain administrative services necessary for the management of the Fund. For its investment advisory and management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.60% of the Fund's average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

First Trust has agreed to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 1.20% (the "Expense Cap") of its average daily net assets per year at least until May 1, 2014. Expenses borne and fees waived by First Trust are subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred by the Fund, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding the Expense Cap. These

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2013


amounts would be included in "Expenses previously waived or reimbursed" on the Statement of Operations. The advisory fee waivers and expense reimbursements, if any, for the year ended December 31, 2013, and the expenses borne by First Trust subject to recovery from the Fund at December 31, 2013, are as follows:

                                                         EXPENSES SUBJECT TO RECOVERY
                                         -------------------------------------------------------------
     ADVISORY FEE         EXPENSE          PERIOD ENDED            YEAR ENDED
        WAIVER         REIMBURSEMENT     DECEMBER 31, 2012      DECEMBER 31, 2013           TOTAL
     ------------     --------------     -----------------      -----------------      ---------------
      $  333,872          $    --            $  125,220             $  333,872            $  459,092

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's administrator, fund accountant and transfer agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets.

Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee Chairman served two-year terms until December 31, 2013, before rotating to serve as Chairman of another Committee or as Lead Independent Trustee. After December 31, 2013, the Lead Independent Trustee and Committee Chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the funds for acting in such capacities.

                             4. 12B-1 SERVICE PLAN

The Trust has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which provides that shares of the Fund will be subject to an annual service fee.

First Trust Portfolios L.P. ("FTP"), an affiliate of First Trust, serves as the selling agent and distributor of shares of the Fund. In this capacity, FTP manages the offering of the Fund's shares and is responsible for all sales and promotional activities. The Plan reimburses FTP for its costs in connection with these activities. FTP also uses the service fee to compensate each Participating Insurance Company for providing account services to policy owners. These services include establishing and maintaining Contract owners' accounts, supplying information to Contract owners, delivering Fund materials to Contract owners, answering inquiries, and providing other personal services to Contract owners. The Fund may spend up to 0.25% per year of the average daily net assets of its shares as a service fee under the Plan. In addition, the Plan permits First Trust to use a portion of its advisory fee to compensate FTP for expenses incurred in connection with the sale of the Fund's shares including, without limitation, compensation of its sales force, expenses of printing and distributing the Prospectus to persons other than Contract owners, expenses of preparing, printing and distributing advertising and sales literature and reports to Contract owners used in connection with the sale of the Fund's shares, certain other expenses associated with the servicing of shares of the Fund, and any service-related expenses that may be authorized from time to time by the Board of Trustees.

During the year ended December 31, 2013, all service fees received by FTP were paid to the Participating Insurance Companies, with no portion of such fees retained by FTP. The Plan may be renewed annually if approved by a vote of the Trust's Board of Trustees and a vote of the Independent Trustees, who have no direct or indirect financial interest in the Plan, cast in person at a meeting called for the purpose of voting on the Plan.

                      5. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended December 31, 2013, were $116,510,698, and $52,689,594, respectively.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2013

                                 6. BORROWINGS

Effective March 28, 2013, the Trust and First Trust Series Fund have entered into a $20 million Committed Line of Credit ("Line of Credit") with The Bank of Nova Scotia ("Scotia") to be a liquidity backstop during periods of high redemption volume. On July 30, 2013, the Line of Credit was increased to $50 million and First Trust Exchange-Traded Fund III and First Trust Exchange-Traded Fund IV were added to the Credit Agreement. A commitment fee of 0.125% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans will be charged by Scotia, which First Trust will allocate amongst the funds that have access to the Line of Credit. To the extent that the Fund accesses the Line of Credit, there would also be an interest fee charged.

                               7. INDEMNIFICATION

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

At a Special Meeting of the Board of Trustees held on January 22, 2014, the Board of Trustees approved the renaming of the existing shares of the Trust and further approved a Designation of Classes of Shares, thereby establishing Class I shares (which pay Rule 12b-1 service fees), which is the Fund's current share class, and Class II shares (which do not pay Rule 12b-1 service fees) of the Trust, a new share class. At this meeting the Board of Trustees authorized the issuance of the new Class II shares, approved the adoption of a Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act and adopted a new Rule 12b-1 Plan to distinguish the share classes described herein.

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--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST VARIABLE INSURANCE
TRUST:

We have audited the accompanying statement of assets and liabilities of First Trust Variable Insurance Trust (the "Trust"), comprised of First Trust/Dow Jones Dividend & Income Allocation Portfolio (the "Fund"), including the portfolio of investments, as of December 31, 2013, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the Fund's custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust/Dow Jones Dividend & Income Allocation Portfolio included in the First Trust Variable Insurance Trust, as of December 31, 2013, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 13, 2014

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2013 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                                TAX INFORMATION

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended December 31, 2013, 39.57% qualified for the corporate dividends received deduction available to corporate shareholders.

None of the ordinary income distributions for the year ended December 31, 2013, are designated as qualified dividend income.

For the year ended December 31, 2013, the amount of long-term capital gain distributions designated by the Fund was $262,178 which is taxable at the applicable capital gain tax rates for federal income tax purposes.

                             LICENSING INFORMATION

Standard & Poor's and S&P are registered trademarks of Standard & Poor's Financial Services LLC ("S&P") and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"). The trademarks have been licensed to S&P Dow Jones Indices LLC and have been sublicensed for use for certain purposes by First Trust Advisors L.P. ("First Trust"). THE DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES INDUSTRIAL AVERAGE(SM) are products of S&P Dow Jones Indices LLC and has been licensed for use by First Trust. The First Trust/Dow Jones Dividend & Income Allocation Portfolio is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or any of their respective affiliates (collectively, "S&P Dow Jones Indices"). Neither S&P Dow Jones Indices nor its affiliates make any representation or warranty, express or implied, to the owners of the First Trust/Dow Jones Dividend & Income Allocation Portfolio or any member of the public regarding the advisability of investing in securities generally or in the First Trust/Dow Jones Dividend & Income Allocation Portfolio particularly or the ability of the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES INDUSTRIAL AVERAGE(SM) to track general market performance. S&P Dow Jones Indices only relationship to First Trust with respect to the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES INDUSTRIAL AVERAGE(SM) is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices. The DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES INDUSTRIAL AVERAGE(SM) is determined, composed and calculated by S&P Dow Jones Indices without regard to First Trust or the First Trust/Dow Jones Dividend & Income Allocation Portfolio. S&P Dow Jones Indices has no obligation to take the needs of First Trust or the owners of the First Trust/Dow Jones Dividend & Income Allocation Portfolio into consideration in determining, composing or calculating the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES INDUSTRIAL AVERAGE(SM). Neither S&P Dow Jones Indices nor its affiliates are responsible for and have not participated in the determination of the prices, and amount of the First Trust/Dow Jones Dividend & Income Allocation Portfolio or the timing of the issuance or sale of the First Trust/Dow Jones Dividend & Income Allocation Portfolio or in the determination or calculation of the equation by which the First Trust/Dow Jones Dividend & Income Allocation Portfolio is to be managed. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the First Trust/Dow Jones Dividend & Income Allocation Portfolio. There is no assurance that investment products based on the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES INDUSTRIAL AVERAGE(SM) will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

NEITHER S&P DOW JONES INDICES NOR ITS AFFILIATES GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2013 (UNAUDITED)

(INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES INDUSTRIAL AVERAGE(SM) OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND FIRST TRUST, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other regulatory filings.

EQUITY SECURITIES RISK: There is the risk that the value or price of a particular stock or other equity or equity-related security owned by the Fund could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which the Fund invests could go down.

SMALLER COMPANY RISK: The Fund invests in small and/or mid-capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

FIXED INCOME SECURITIES RISK: Investment in fixed income securities involves a variety of risks, including the risk that an issuer or guarantor of a security will be unable to pay some or all of the principal and interest when due (credit risk); the risk that the Fund may not be able to sell some or all of the securities its holds, either at the price at which it values the security or at any price (liquidity risk); and the risk that the rates of interest income generated by the fixed income investments of the Fund may decline due to a decrease in market interest rates and that the market prices of the fixed income investments of the Fund may decline due to an increase in market interest rates (interest rate risk).

MARKET AND MANAGEMENT RISK: Markets in which the Fund invests may experience volatility and go down in value, and possibly sharply and unpredictably. All decisions by the Advisor require judgment and are based on imperfect information. Additionally, the investment techniques, risk analysis and investment strategies used by the Advisor in making investment decisions for the Fund may not produce the desired results.

ETF RISK: ETFs in which the Fund may invest are index funds bought and sold on a securities exchange. An ETF trades like a common stock and represents a portfolio of securities designed to track a particular market index. The ETFs in which the Fund may invest will generally track a corporate or government bond index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

MORTGAGE-BACKED SECURITIES AND PREPAYMENT RISK: Unscheduled or early payments of principal and interest on the mortgages underlying mortgage-backed securities in which the Fund may invest may make the securities' effective maturity shorter than stated. Rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. In addition, mortgage-backed securities are subject to prepayment risk, the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2013 (UNAUDITED)

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                     NUMBER OF           OTHER
                                                                                                   PORTFOLIOS IN    TRUSTEESHIPS OR
                                                                                                  THE FIRST TRUST    DIRECTORSHIPS
    NAME, ADDRESS,                   TERM OF OFFICE                                                FUND COMPLEX     HELD BY TRUSTEE
   DATE OF BIRTH AND                  AND LENGTH OF             PRINCIPAL OCCUPATIONS               OVERSEEN BY       DURING PAST
POSITION WITH THE TRUST                  SERVICE                 DURING PAST 5 YEARS                  TRUSTEE           5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee  o Indefinite Term         Physician; President, Wheaton Orthopedics;       105      None
c/o First Trust Advisors L.P.                           Limited Partner, Gundersen Real Estate
120 East Liberty Drive,       o Since Inception         Limited Partnership; Member, Sportmed LLC
  Suite 400
Wheaton, IL 60187
D.O.B.: 04/51

Thomas R. Kadlec, Trustee     o Indefinite Term         President (March 2010 to Present), Senior        105      Director of ADM
c/o First Trust Advisors L.P.                           Vice President and Chief Financial Officer                Investor Services,
120 East Liberty Drive,       o Since Inception         (May 2007 to March 2010), ADM Investor                    Inc. and ADM
  Suite 400                                             Services, Inc. (Futures Commission Merchant)              Investor Services
Wheaton, IL 60187                                                                                                 International
D.O.B.: 11/57

Robert F. Keith, Trustee      o Indefinite Term         President (2003 to Present), Hibs                105      Director of
c/o First Trust Advisors L.P.                           Enterprises (Financial and Management                     Trust Company
120 East Liberty Drive,       o Since Inception         Consulting)                                               of Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee      o Indefinite Term         President and Chief Executive Officer (June      105      Director of
c/o First Trust Advisors L.P.                           2012 to Present), Dew Learning LLC                        Covenant
120 East Liberty Drive,       o Since Inception         (Educational Products and Services); President            Transport Inc.
  Suite 400                                             (June 2002 to June 2012), Covenant College
Wheaton, IL 60187
D.O.B.: 03/54

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee    o Indefinite Term         Chief Executive Officer (December 2010           105      None
and Chairman of the Board                               to Present), President (until December
120 East Liberty Drive,       o Since Inception         2010), First Trust Advisors L.P. and First
  Suite 400                                             Trust Portfolios L.P.; Chairman of the
Wheaton, IL 60187                                       Board of Directors, BondWave LLC
D.O.B.: 09/55                                           (Software Development Company/
                                                        Investment Advisor) and Stonebridge
                                                        Advisors LLC (Investment Advisor)

-------------------
(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2013 (UNAUDITED)

     NAME, ADDRESS         POSITION AND OFFICES      TERM OF OFFICE AND               PRINCIPAL OCCUPATIONS
   AND DATE OF BIRTH            WITH TRUST           LENGTH OF SERVICE                 DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS (2)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley         President and Chief          o Indefinite Term         Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,   Executive Officer                                      and Chief Financial Officer, First Trust Advisors
   Suite 400                                         o Since Inception         L.P. and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                                              Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                                                  Company/Investment Advisor) and Stonebridge
                                                                               Advisors LLC (Investment Advisor)

James M. Dykas          Treasurer, Chief Financial   o Indefinite Term         Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,   Officer and Chief                                      President (April 2007 to January 2011), First Trust
   Suite 400            Accounting Officer           o Since Inception         Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 01/66

W. Scott Jardine        Secretary and Chief          o Indefinite Term         General Counsel, First Trust Advisors L.P. and First
120 E. Liberty Drive,   Legal Officer                                          Trust Portfolios L.P.; Secretary and General
   Suite 400                                         o Since Inception         Counsel, BondWave LLC (Software Development
Wheaton, IL 60187                                                              Company/Investment Advisor); Secretary of
D.O.B.: 05/60                                                                  Stonebridge Advisors LLC (Investment Advisor)

Daniel J. Lindquist     Vice President               o Indefinite Term         Managing Director (July 2012 to Present),
120 E. Liberty Drive,                                                          Senior Vice President (September 2005 to July
   Suite 400                                         o Since Inception         2012), First Trust Advisors L.P.and First Trust
Wheaton, IL 60187                                                              Portfolios L.P.
D.O.B.: 02/70

Kristi A. Maher         Chief Compliance Officer     o Indefinite Term         Deputy General Counsel, First Trust Advisors
120 E. Liberty Drive,   and Assistant Secretary                                L.P. and First Trust Portfolios L.P.
   Suite 400                                         o Since Inception
Wheaton, IL 60187
D.O.B.: 12/66

Roger F. Testin         Vice President               o Indefinite Term         Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                          and First Trust Portfolios L.P.
   Suite 400                                         o Since Inception
Wheaton, IL 60187
D.O.B.: 06/66


-------------------
(2) Officers of the Trust have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2013 (UNAUDITED)

PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at (800) 621-1675 (First Trust Portfolios) or (800) 222-6822 (First Trust Advisors).

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

      (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

      (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

      (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

      (e)   Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees -- The aggregate fees billed for the period from inception (May 1, 2012) through the fiscal year ended 2013 for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $25,750.00 for the period ended December 31, 2012 and $25,750 for the fiscal year ended December 31, 2013.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed for the period from inception (May 1, 2012) through the fiscal year ended 2013 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the period ended December 31, 2012 and $0 for the fiscal year ended December 31, 2013.

      Audit-Related Fees (Investment Adviser and Distributor) -- The aggregate fees billed for the period from inception (May 1, 2012) through the fiscal year ended 2012 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $10,500 for the Advisor and $0 for Distributor. Specifically, for the period ended December 31, 2012, the Advisor paid $7,000 in fees relating to the seed audit and $3,500 in fees relating to the required consent. The aggregate fees billed for the fiscal year ended December 31, 2013 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the Advisor and $0 for the Distributor.

      (c) Tax Fees (Registrant) -- The aggregate fees billed for the period from inception (May 1, 2012) through the fiscal year ended 2013 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $0 for the period ended December 31, 2012 and $0 for the fiscal year ended December 31, 2013.

      Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed for the period from inception (May 1, 2012) through the fiscal year ended 2013 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser and distributor were $0 for the period ended December 31, 2012 and $0 for the fiscal year ended December 31, 2013.

      (d) All Other Fees (Registrant) -- The aggregate fees for the period from inception (May 1, 2012) through the fiscal year ended 2013 for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the period ended December 31, 2012 and $0 for the fiscal year ended December 31, 2013.

      All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed for the period from inception (May 1, 2012) through the fiscal year ended 2013 for products and services provided by the principal accountant to the registrant's investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the period ended December 31, 2012 and $0 for the fiscal year ended December 31, 2013.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

(e)(2) The percentage of services described in each of paragraphs (b) through
       (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph
       (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%
                          (c)  0%
                          (d)  0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the period from inception (May 1, 2012) through the fiscal year ended 2012 were $0 for the registrant, $0 for the registrant's investment adviser and $6,250.00 for the registrant's distributor, and for the fiscal year ended December 31, 2103 were $0 for the registrant, $38,000.000 for the registrant's investment adviser and $58,100.00 for the registrant's distributor. These fees pertain to sales tax and related services in the states of Iowa and Missouri.

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b)
            under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

      (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

      (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

      (a)(3) Not applicable.

      (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)         First Trust Variable Insurance Trust
               -------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: February 20, 2014
     ---------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: February 20, 2014
     ---------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: February 20, 2014
     ---------------------

* Print the name and title of each signing officer under his or her signature.